QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.1

Consent of Independent Auditors

        We consent to the reference to our firm under the caption "Experts" in Amendment No. 3 to the Registration Statement (Form S-3 No. 333-110530) of Genaissance Pharmaceuticals, Inc. and to the incorporation by reference of our report dated March 23, 2003 with respect to the financial statements of Lark Technologies, Inc. for the three years ended December 31, 2002 included in this Form 8-K/A.

                      /s/ Ernst & Young LLP

Houston, Texas
February 11, 2004

QuickLinks

  Exhibit 23.1
Consent of Independent Auditors